UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 7, 2004

HUGHES SUPPLY, INC.

(Exact name of registrant as specified in its charter)

Florida	001-08772	59-0559446
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Hughes Way, Orlando, Florida	32805
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 841-4755

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

On July 7, 2004, Hughes Supply, Inc. issued a press release regarding its sales and earnings outlook for the second quarter of fiscal year 2005. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits. The following document is filed as an exhibit to this Report:

99.1	Press Release dated July 7, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Hughes Supply, Inc.

Date: July 30, 2004	By:	/s/ David Bearman
David Bearman
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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Index to Exhibits filed with Form 8-K

Exhibit	Description of Exhibit
99.1	Press Release dated July 7, 2004